Exhibit 8

Subsidiaries

Company	Country of Incorporation
ALASKAN GASES INC.**	Liberia

ARABIAN OIL SERVICES INC.	Marshall Islands

AURORA INVESTMENTS INC.	Marshall Islands

BAHLA BEAUTY INC.	Marshall Islands

BARONESS HOLDINGS INC.	Marshall Islands

CANNES VIEW INC.*	Marshall Islands

CALABASAS INDUSTRIES INC.	Marshall Islands

CALIFORNIA GASES INC.	Marshall Islands

CARINTHIA INC.	Liberia

CELSIUS TECHNOLOGIES INC.**	Liberia

CHIOS LEGACY INC.	Marshall Islands

CLEAN POWER INC.	Liberia

COLORADO OIL AND GAS INC.*	Marshall Islands

DAYTONA INDUSTRIES INC.	Marshall Islands

EAST PROPANE INC.	Marshall Islands

EASTERN EXPLORATION INC.	Marshall Islands

ECOBUTANE INC.	Marshall Islands

ECOGAS TRADING INC.	Marshall Islands

ECOPROPANE INC.	Marshall Islands

ECOVCM INC.	Marshall Islands

EMPIRE SPIRIT LTD.	Marshall Islands

ENERGETIC PENINSULA LIMITED	Liberia

EVOLUTION CRUDE INC.	Marshall Islands

FINANCIAL POWER INC.*	Marshall Islands

FROST INVESTMENT CORP*	Marshall Islands

GASTECH INC.	Marshall Islands

GOLDEN SHADOW INC.	Marshall Islands

ICELAND LIMITED	Malta

INTERNATIONAL GASES INC.	Liberia

ITALIA TRADES INC.	Marshall Islands

JAPANESE LEASING SCHEMES INC.	Marshall Islands

JUNGLE INVESTMENT LIMITED	Malta

K INVESTMENTS INC.	Marshall Islands

KAIZEN INDUSTRIES INC.	Marshall Islands

KING OF HEARTS INC.	Liberia

LUCKYBOY INC.	Marshall Islands

MANAMA PRIDE INC.	Marshall Islands

MATRIX GAS TRADING LTD.	Marshall Islands

MGC AGRESSIVE HOLDINGS INC**	Marshall Islands

Company	Country of Incorporation
MR. ROI INC.	Marshall Islands

NORTHERN CAPITAL HOLDING INC.	Liberia

OCTOPUS GAS INC.	Liberia

OXFORDGAS LTD.	Liberia

PELORUS INC.	Liberia

PETCHEM TRADING INC.	Marshall Islands

RADIANT ENTERPRISES INC.	Marshall Islands

REVOLUTION INC.	Marshall Islands

RISING SUN INC.	Liberia

SANTA BARBARA INC.	Marshall Islands

SANTA MONICA INC.	Marshall Islands

SEMICHLAUS EXPORTS LTD.	Malta

SENIOR INVESTMENTS INC.	Marshall Islands

SIKOUSIS LEGACY INC.	Marshall Islands

SOLEIL TRUST INC.	Liberia

SOUND EFFEX INC.	Marshall Islands

SPACEGAS INC.*	Marshall Islands

STEALTHGAS INC.	Marshall Islands

STEAM POWER INC.	Marshall Islands

SUB ZERO INC.**	Liberia

TANKPUNK, INC.	Marshall Islands

TATOOSH BEAUTY INC.	Liberia

TRIATHLON INC.	Marshall Islands

UNIVERSAL GAS SUPPLIES INC.	Marshall Islands

VENTSPILS GASES LTD.	Malta

WOLVERINES INC.	Marshall Islands

*

In the first quarter of 2019, we sold a 49.9% equity interest in this entity and ceased to fully consolidate its results in our consolidated financial statements. These entities are now consolidated under the equity method.

**	In the first quarter of 2020, we acquired a 51.0% equity interest in this entity, which will be consolidated in our financial statements under the equity method.